SUPPLEMENT DATED OCTOBER 24, 2003

TO PROSPECTUS DATED MAY 1, 2003 FOR

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

with respect to

PruLife® Advisor Select
Variable Universal Life Insurance Contracts

The following replaces the fourth paragraph in the “Transfers” section on page 27 in the PruLife® Advisor Select prospectus:

Contract owners who provide us with a power of attorney authorizing an investment advisor that:

o   has a minimum of $200  million in assets  under  management  and (1) has a minimum of $20 million in assets  under  management within  PruLife® Advisor Select variable  universal life insurance  contracts,  or (2) for a period of nine months  following first  authorization  of the investment  advisor by power of attorney to manage assets within PruLife® Advisor Select variable universal life insurance  contracts,  has committed to $20 million in assets under  management  within PruLife® Advisor Select variable universal life insurance contracts by the end of that nine month period;
o   signs and adheres to certain indemnification agreements with us;
o   demonstrates  systems  and  technology  capabilities  that we  require  and has the  ability  to meet  specific  protocols  in transmitting trading activity; and
o   is registered as an investment advisor with the SEC or state(s), as appropriate;

will be allowed a later cut-off time for asset allocations, re-allocations and transfers, and will be authorized by us to transmit the trading activity directly to ProFund Advisors LLC. Cut-off times by which ProFund Advisors LLC must receive trading activity directly will vary by fund.

VULPASSUP1 10-2003